S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2003 (Dollars in thousands except per share data)								Page 1 of 3

	2002				2003
	March	June	September	December	March	June	June	June
For the period:	1Q	2Q	3Q	4Q	1Q	2Q	2003	2002

Interest Income	$36,251	$36,672	$37,843	$40,394	$39,318	$38,722	78,040	$72,923
Interest Expense	14,473	14,147	13,826	13,854	12,924	12,380	25,304	28,620
Net Interest Income	21,778	22,525	24,017	26,540	26,394	26,342	52,736	44,303
Taxable Equivalent Adjustment	741	751	764	720	999	829	1,828	1,492
Net Interest Income (FTE)	22,519	23,276	24,781	27,260	27,393	27,171	54,564	45,795

Provision For Loan Losses	1,000	1,500	2,300	3,000	2,400	1,900	4,300	2,500
Net Interest Income
After Provisions (FTE)	21,519	21,776	22,481	24,260	24,993	25,271	50,264	43,295

Security Gains, Net	1,752	1,722	2,168	1,428	1,005	1,206	2,211	3,474

Service Charges and Fees	1,772	1,909	2,238	2,482	2,192	2,268	4,460	3,681
Wealth Management	1,248	1,433	1,340	1,349	1,295	1,429	2,724	2,683
Insurance	679	744	984	1,062	1,059	1,017	2,076	1,423
Other	1,829	1,847	2,219	2,473	2,162	1,645	3,807	3,676

Total Other Income	5,528	5,933	6,781	7,366	6,708	6,359	13,067	11,463

Salaries and Employee Benefits	6,994	6,299	6,700	7,375	7,581	7,649	15,230	13,293
Occupancy and Equip. Expense, Net	1,632	1,470	1,627	1,788	1,837	1,754	3,591	3,102
Data Processing Expense	697	695	921	726	822	811	1,633	1,392
FDIC Expense	71	70	68	80	81	76	157	141
Other	3,084	3,449	3,945	4,073	3,861	3,698	7,559	6,534

Total Other Expense	12,478	11,983	13,261	14,042	14,182	13,988	28,170	24,462

Income Before Taxes	16,321	17,448	18,169	19,012	18,524	18,848	37,372	33,770
Taxable Equivalent Adjustment	741	751	764	720	999	829	1,828	1,492
Applicable Income Taxes	4,107	4,871	4,988	5,404	4,987	5,243	10,230	8,978

Net Income	$11,473	$11,826	$12,417	$12,888	$12,538	$12,776	$25,314	$23,300

Per Common Share Data:

Shares Outstanding	26,520,979	26,639,003	26,510,409	26,584,609	26,323,013	26,383,419	26,383,419	26,639,003
Average Shares Outstanding - Diluted	26,742,806	26,826,265	26,808,027	26,759,655	26,722,098	26,613,859	26,667,535	26,784,664
Net Income - Diluted	$0.43	$0.44	$0.46	$0.48	$0.47	$0.48	$0.95	$0.87
Dividends Declared	$0.24	$0.24	$0.24	$0.25	$0.25	$0.25	$0.50	$0.48
Book Value	$11.03	$11.25	$11.26	$11.51	$11.56	$12.10	$12.10	$11.25
Market Value	$25.45	$27.00	$25.18	$25.05	$25.57	$27.44	$27.44	$27.00

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2003 (Dollars in thousands)						Page 2 of 3
	2002				2003
	March	June	September	December	March	June
Asset Quality Data	1Q	2Q	3Q	4Q	1Q	2Q

Nonaccrual Loans/Nonperforming Loans	$7,653	$6,248	$9,075	$5,831	$10,828	$8,557
Assets acquired through foreclosure
Or repossession	2,166	2,431	365	2,188	2,362	2,327
Nonperforming Assets	9,819	8,679	9,440	8,019	13,190	10,884
Loan Loss Reserve	27,853	28,389	29,498	30,138	29,837	31,483
Nonperforming Loans / Loans	0.47%	0.37%	0.46%	0.29%	0.53%	0.42%
Loan Loss Reserve / Loans	1.72%	1.68%	1.49%	1.51%	1.47%	1.55%
Loan Loss Reserve /
Nonperforming Loans	364%	454%	325%	517%	276%	368%
Net Loan Charge-offs (Recoveries)	73	964	2,612	2,360	2,701	254
Net Loan Charge-offs (Recoveries) (annualized)/Average Loans	0.02%	0.23%	0.59%	0.47%	0.55%	0.05%

Balance Sheet (Period-End)

Assets	$2,362,616	$2,425,854	$2,776,968	$2,823,867	$2,855,658	$2,915,039
Earning Assets	2,250,353	2,304,803	2,587,497	2,640,056	2,665,433	2,721,743
Securities	632,594	615,114	606,440	641,164	641,206	688,315
Loans, Gross	1,617,759	1,689,688	1,981,057	1,998,893	2,024,227	2,033,428
Total Deposits	1,602,308	1,636,266	1,931,458	1,926,119	1,947,249	1,927,035
Non-Interest Bearing Deposits	261,622	273,317	327,659	330,160	344,010	354,701
NOW, Money Market & Savings	608,743	619,661	768,447	768,395	781,690	786,225
CD's $100,000 and over	114,774	130,260	172,364	170,862	167,170	148,200
Other Time Deposits	617,169	613,028	662,988	656,702	654,380	637,909
Short-term borrowings	168,436	189,452	252,551	319,388	302,680	339,930
Long-term Debt	251,224	256,225	211,663	211,656	242,191	267,195
Shareholder's Equity	292,597	299,709	298,605	306,114	304,312	319,342

Balance Sheet (Daily Averages)

Assets	$2,330,748	$2,396,788	$2,510,549	$2,770,040	$2,823,664	$2,850,083
Earning Assets	2,219,018	2,282,788	2,381,942	2,597,926	2,644,725	2,669,664
Securities	597,891	629,040	611,682	610,455	636,110	646,589
Loans, Gross	1,620,521	1,653,663	1,770,260	1,987,472	2,008,616	2,023,006
Deposits	1,598,061	1,624,978	1,711,484	1,919,195	1,916,768	1,921,525
Shareholder's Equity	294,636	299,290	302,809	306,368	310,165	316,613

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2003 (Dollars in thousands except per share data)							Page 3 of 3

	2002				2003		Year-to-date
	March	June	September	December	March	June	June	June
Profitability Ratios (annualized)	1Q	2Q	3Q	4Q	1Q	2Q	2003	2002

Return on Average Assets	2.00%	1.98%	1.96%	1.85%	1.80%	1.80%	1.80%	1.99%
Return on Average Shareholder's Equity	15.79%	15.85%	16.27%	16.69%	16.39%	16.18%	16.29%	15.82%
Yield on Earning Assets (FTE)	6.76%	6.58%	6.44%	6.32%	6.20%	5.96%	6.08%	6.67%
Cost of Interest Bearing Funds	3.37%	3.18%	2.95%	2.68%	2.49%	2.35%	2.42%	3.27%
Net Interest Margin (FTE)(4)	4.12%	4.09%	4.13%	4.16%	4.20%	4.08%	4.14%	4.10%
Efficiency Ratio (FTE)(1)	44.49%	41.03%	42.02%	40.55%	41.59%	41.72%	41.65%	42.72%

Capitalization Ratios

Dividends Paid to Net Income	55.89%	53.82%	51.48%	49.37%	53.01%	51.65%
Shareholder's Equity to Assets (Period End)	12.38%	12.35%	10.75%	10.84%	10.66%	10.95%
Leverage Ratio (2)	11.03%	11.18%	8.87%	8.42%	8.13%	8.50%
Risk Based Capital - Tier I (3)	12.78%	12.93%	9.77%	9.89%	9.90%	10.11%
Risk Based Capital - Tier II (3)	14.98%	14.92%	11.45%	11.57%	11.56%	11.90%

Other Data

Shareholders of Record	3,147	3,127	3,129	3,103	3,106	3,125
Number of Banking Offices	40	40	47	46	46	46

Definitions:

(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2) Equity less goodwill to total assets and allowance for loan losses.
(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.
(4) Net interest income, on a fully taxable equivalent basis, annualized divided by quarter to date average earning assets.